Exhibit 10.49

LIMITED WAIVER

This LIMITED WAIVER (this “Agreement”), effective as of March 12, 2009, is entered into by and among Asbury Automotive Group, Inc. (the “Borrower”), each of the subsidiaries of the Borrower listed on the signature pages hereof (the “Guarantors”), each of the Lenders listed on the signature pages hereof (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders, and the Agent, entered into that certain Revolving Credit Agreement dated as of October 29, 2008, (as amended from time to time, the “Credit Agreement”), under the terms of which such Lenders agreed to make available to the Borrower a revolving credit commitment not to exceed at any time $75,000,000.00. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and

WHEREAS, each of the Guarantors has entered into a Guaranty Agreement pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Borrower and the Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Agent and the Lenders that Deloitte & Touche LLP will include a “going concern” qualification (the “Going Concern Qualification”) in its audit opinion delivered with respect to the financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2008 (the “2008 Audited Financial Statements”); and

WHEREAS, the Borrower’s delivery to the Agent of 2008 Audited Financial Statements accompanied by an auditor’s report containing the Going Concern Qualification would violate Section 5.5(a) of the Credit Agreement and may result in a Default or Event of Default under Section 7.1(e) of the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default arising from such violation of Section 5.5(a), and the Agent and Lenders signatory hereto are willing to make such waiver on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Waivers. Subject to the terms and conditions set forth herein, the Lenders signatory hereto hereby waive any Default or Event of Default arising solely from the Borrower’s delivery of an audit report containing the Going Concern Qualification with respect to the 2008 Audited Financial Statements.

The waiver set forth in this Section 1 (the “Default Waiver”) is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby. The Default Waiver is granted only with respect to the Going Concern Qualification relating to the 2008 Audited Financial Statements, and shall not apply to any financial statements for any other fiscal year, any other violation of Section 5.5(a) of the Credit Agreement, or any actual or prospective default or violation of any other provision of the Loan Agreement or any other Loan Document. The Default Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than those specifically and expressly waived in the Default Waiver.

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2. Conditions Precedent. The effectiveness of this Agreement, and the effectiveness of the waiver provided in Paragraph 1, are subject to the satisfaction of the following conditions precedent:

(a) the Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Agent:

(i) counterparts of this Agreement, duly executed by the Borrower, each Guarantor, and the Lenders;

(ii) an irrevocable notice pursuant to Section 2.9 of the Credit Agreement, providing for the reduction of the Commitments from $75,000,000 to $50,000,000 on a date (the “Reduction Effectiveness Date”) that is 1 Business Day after the date of this Agreement (such reduction to be allocated to each Lender according to its Pro Rata Share of Commitments on the Reduction Effectiveness Date, as set forth in Section 2.9); and

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably request; and

(b) all fees and expenses payable to the Agent and the Lenders (including the fees and expenses of counsel to the Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

The continuing effectiveness of the waiver provided in Paragraph 1 is subject to the further condition that the reduction in the Commitments contemplated by Clause 2(a)(ii) above shall occur on the Reduction Effectiveness Date.

3. Ratification. Each Guarantor hereby consents, acknowledges and agrees to the waiver set forth herein. The Borrower and each of the Guarantors hereby ratify all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Agreement. Nothing in this Agreement extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

4. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Lenders that (a) this Agreement has been duly executed and delivered on behalf of the Borrower and each of the Guarantors, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Borrower and each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties made by it in the Credit Agreement and the Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, (d) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or under any Loan Document, (e) the Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each such Person has executed and delivered all documents and other items required to be delivered pursuant to Section 5.14 of the Credit Agreement; and (e) the execution, delivery and performance of this Agreement has been duly authorized by the Borrower and each of the Guarantors.

5. Release and Indemnity. (a) The Borrower and each Guarantor does hereby release and forever discharge the Agent and each of the Lenders and each affiliate thereof and each of their respective employees,

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officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Agreement is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower, the Guarantors, or their representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower or any Guarantor including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) The Borrower and each Guarantor hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.4 of the Credit Agreement, and agrees that this Agreement and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

6. Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7. Governing Law. This Agreement shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

8. Final Agreement of the Parties. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 9.7 of the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Agent and Lender

By:	/s/ Jeffrey G. Calder
Jeffrey G. Calder, Vice President

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Limited Waiver

BANK OF AMERICA, N.A, as Lender

By:	/s/ K.W. Winston, III
Name:	K.W. Winston
Title:	Senior Vice President

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Limited Waiver

GUARANTORS:

ASBURY AUTOMOTIVE GROUP, INC.

/s/ Craig Monaghan
Craig Monaghan Senior Vice President and Chief Financial Officer

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

/s/ Craig Monaghan
Craig Monaghan Vice President

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.,
its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C.,
its General Partner

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ANL, L.P.

ASBURY JAX HOLDINGS, L.P.

AVENUES MOTORS, LTD.

BAYWAY FINANCIAL SERVICES, L.P.

C&O PROPERTIES, LTD.

CFP MOTORS, LTD.

CH MOTORS, LTD.

CHO PARTNERSHIP, LTD.

CN MOTORS, LTD.

COGGIN MANAGEMENT, L.P.

CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C.,
its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P. TAMPA HUND, L.P. TAMPA KIA, L.P. TAMPA LM, L.P. TAMPA MIT, L.P. TAMPA SUZU, L.P. WMZ BRANDON MOTORS, L.P. WMZ MOTORS, L.P. WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C.,
its General Partner

ASBURY AR NISS L.L.C.

ASBURY ARKANSAS HUND L.L.C.

ASBURY ATLANTA AC L.L.C.

ASBURY ATLANTA AU L.L.C.

ASBURY ATLANTA BM L.L.C.

ASBURY ATLANTA CHEVROLET L.L.C.

ASBURY ATLANTA HON L.L.C.

ASBURY ATLANTA INF L.L.C.

ASBURY ATLANTA INFINITI L.L.C.

ASBURY ATLANTA JAGUAR L.L.C.

ASBURY ATLANTA LEX L.L.C.

ASBURY ATLANTA NIS L.L.C.

ASBURY ATLANTA TOY L.L.C.

ASBURY ATLANTA VL L.L.C.

ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.

ASBURY AUTOMOTIVE ARKANSAS L.L.C.

ASBURY AUTOMOTIVE ATLANTA L.L.C.

ASBURY AUTOMOTIVE ATLANTA II L.L.C.

ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.

ASBURY AUTOMOTIVE DELAND, L.L.C.

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ASBURY AUTOMOTIVE FRESNO L.L.C.

ASBURY AUTOMOTIVE GROUP L.L.C.

ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.

ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.

ASBURY AUTOMOTIVE OREGON L.L.C.

ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.

ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.

ASBURY AUTOMOTIVE TAMPA GP L.L.C.

ASBURY AUTOMOTIVE TEXAS L.L.C.

ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.

ASBURY DELAND IMPORTS 2, L.L.C.

ASBURY FRESNO IMPORTS L.L.C.

ASBURY JAX AC, L.L.C.

ASBURY JAX HON L.L.C.

ASBURY JAX K L.L.C.

ASBURY JAX MANAGEMENT L.L.C.

ASBURY JAX PB CHEV L.L.C.

ASBURY JAX VW L.L.C.

ASBURY MS CHEV L.L.C.

ASBURY MS YAZOO L.L.C.

ASBURY NO CAL NISS L.L.C.

ASBURY SACRAMENTO IMPORTS L.L.C.

ASBURY SO CAL DC L.L.C.

ASBURY SO CAL HON L.L.C.

ASBURY SO CAL NISS L.L.C.

ASBURY ST. LOUIS CADILLAC L.L.C.

ASBURY ST. LOUIS LEX L.L.C.

ASBURY ST. LOUIS LR L.L.C.

ASBURY TAMPA MANAGEMENT L.L.C.

ASBURY-DELAND IMPORTS, L.L.C.

ATLANTA REAL ESTATE HOLDINGS L.L.C.

BFP MOTORS L.L.C.

CAMCO FINANCE II L.L.C.

CK CHEVROLET L.L.C.

CK MOTORS LLC

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COGGIN AUTOMOTIVE CORP.

COGGIN CARS L.L.C.

COGGIN CHEVROLET L.L.C.

CROWN ACURA/NISSAN, LLC

CROWN CHH L.L.C.

CROWN CHO L.L.C.

CROWN CHV L.L.C.

CROWN FDO L.L.C.

CROWN FFO HOLDINGS L.L.C.

CROWN GAC L.L.C.

CROWN GBM L.L.C.

CROWN GCA L.L.C.

CROWN GDO L.L.C.

CROWN GHO L.L.C.

CROWN GNI L.L.C.

CROWN GPG L.L.C.

CROWN GVO L.L.C.

CROWN HONDA, L.L.C.

CROWN MOTORCAR COMPANY L.L.C.

CROWN PBM L.L.C.

CROWN RIA L.L.C.

CROWN RIB L.L.C.

CROWN SJC L.L.C.

CROWN SNI L.L.C.

CSA IMPORTS L.L.C.

ESCUDE-NN L.L.C.

ESCUDE-NS L.L.C.

ESCUDE-T L.L.C.

FLORIDA AUTOMOTIVE SERVICES L.L.C.

GEORGIA AUTOMOTIVE SERVICES L.L.C.

HFP MOTORS L.L.C.

JC DEALER SYSTEMS, LLC

KP MOTORS L.L.C.

MCDAVID AUSTIN-ACRA, L.L.C.

MCDAVID FRISCO-HON, L.L.C.

MCDAVID GRANDE, L.L.C.

MCDAVID HOUSTON-HON, L.L.C.

MCDAVID HOUSTON-NISS, L.L.C.

MCDAVID IRVING-HON, L.L.C.

MCDAVID OUTFITTERS, L.L.C.

MCDAVID PLANO-ACRA, L.L.C.

NP MZD L.L.C.

NP VKW L.L.C.

PRECISION COMPUTER SERVICES, INC.

PRECISION ENTERPRISES TAMPA, INC.

PRECISION INFINITI, INC.

PRECISION MOTORCARS, INC.

PRECISION NISSAN, INC.

PREMIER NSN L.L.C.

PREMIER PON L.L.C.

PRESTIGE BAY L.L.C.

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PRESTIGE TOY L.L.C.

THOMASON AUTO CREDIT NORTHWEST, INC.

THOMASON DAM L.L.C.

THOMASON FRD L.L.C.

THOMASON HON L.L.C.

THOMASON HUND L.L.C.

THOMASON MAZ L.L.C.

THOMASON NISS L.L.C.

THOMASON OUTFITTERS L.L.C.

THOMASON PONTIAC-GMC L.L.C.

THOMASON SUZU L.L.C.

THOMASON TY L.L.C.

THOMASON ZUK L.L.C.

/s/ Craig Monaghan
Craig Monaghan Vice President

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